Consolidated Statements of Comprehensive Income (Loss) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Net loss	$ 10,263	$ (2,778)	$ (9,251)	$ (4,824)
Other comprehensive income (loss), before related income taxes:
Unrealized gains (losses) on available-for-sale securities	(84)	0	(84)	0
Total other comprehensive income (loss)	$ 10,179	$ (2,778)	$ (9,335)	$ (4,824)